The Glenmede Fund, Inc.

Equity Income Portfolio

Summary Prospectus—February 28, 2023	Ticker Symbol: GEQIX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at https://www.glenmede.com/performance. You can also get this information at no cost by calling 1-800-442-8299 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated February 28, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective

A high level of current income and long-term growth of capital consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses (includes 0.20% shareholder servicing fees payable to Glenmede Trust)[1]	0.42%

Total Annual Portfolio Operating Expenses	0.97%
Fee Waivers and Expense Reimbursements[1]	0.12%

Net Expenses	0.85%

[1]

Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses exceed 0.85% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 29, 2024 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before February 29, 2024 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$297	$525	$1,179

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

Equity Income Portfolio

Summary Prospectus—February 28, 2023	Ticker Symbol: GEQIX

Principal Investment Strategies

The Portfolio invests, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in income-producing equity securities, such as common and preferred stocks. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should the issuer be liquidated. The Portfolio primarily invests in U.S. large cap companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in either the Russell 1000® Index or the S&P 900® Index, and that have a dividend yield above the S&P 500® Index at the time of purchase. Additional consideration is given to the expected future growth rate of such dividends. As of May 6, 2022, the market capitalization of the companies in the Russell 1000® Index was between approximately $2.9 billion and $2,545.6 billion. As of December 31, 2022, the market capitalization of the companies in the S&P 900® Index was between approximately $1.72 million and $2,067 billion.

The Advisor uses a combination of quantitative and fundamental research to select securities. The Advisor uses a quantitative proprietary multi-factor computer model which identifies a list of attractive securities using such variables as return of capital, dividend growth, payout ratio and earnings trends, and then applies fundamental research to select which securities to buy and sell for this Portfolio. The Advisor considers material environmental, social, and governance (ESG) criteria in the context of long-term investor decision making.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments. For example, the novel strain of coronavirus (“COVID-19”) outbreak has resulted in serious economic disruptions globally. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are available, the duration of the COVID-19 outbreak and its full impact is currently unknown, and it may exacerbate other risks that apply to the Portfolio.

Dividend Paying Security Risk: Income provided by the Portfolio may be affected by changes in the dividend policies of the companies in which the Portfolio invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Portfolio during such periods to underperform funds that do not focus on dividends.

Preferred Stock Risk: Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stock owners. Preferred stock may also be subject to optional or mandatory redemption provisions.

Equity Income Portfolio

Summary Prospectus—February 28, 2023	Ticker Symbol: GEQIX

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The table shows how the Portfolio’s average annual total returns for one year, five years and since inception compare to those of selected market indices. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Performance reflects expense reimbursements and/or fee waivers in effect. If such expense reimbursements or fee waivers were not in place, the Portfolio’s performance would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

During the periods shown in the bar chart, the highest quarterly return was 18.45% (for the quarter ended June 30, 2020) and the lowest quarterly return was -22.42% (for the quarter ended March 31, 2020).

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2022)

	Past 1 Year	Past 5 Years	Since Inception (December 21, 2016)
Return Before Taxes	(5.15)%	8.85%	10.15%
Return After Taxes on Distributions	(6.13)%	7.87%	9.26%

Return After Taxes on Distributions and Sale of Fund Shares[1]	(2.37)%	6.88%	8.01%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	11.14%

Morningstar Large Value Average[2]	(5.90)%	6.81%	8.30%

Russell 1000® Value Index[3]	(7.54)%	6.67%	7.59%

[1]

In certain cases, the Return After Taxes on Distribution and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

[2]

The Morningstar Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

[3]	The Russell 1000® Value Index is provided so that investors may compare the performance of the Portfolio to another well-known index for large cap stocks.

Equity Income Portfolio

Summary Prospectus—February 28, 2023	Ticker Symbol: GEQIX

Investment Adviser

Glenmede Investment Management LP serves as investment advisor to the Portfolio.

Portfolio Managers

John R. Kichula, CFA, Portfolio Manager of the Advisor, and Mark Livingston, CFA, Portfolio Manager of the Advisor, have managed the Portfolio since December 2020.

Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares

There are no minimum initial or subsequent investment requirements for the Portfolio. The Glenmede Trust Company, N.A. (“Glenmede Trust”) has informed the Fund that it and its affiliated companies’ (“Affiliates”) minimum initial investment requirements for their clients’ investments in the Portfolio is $1,000, which may be reduced or waived from time to time. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares.

Financial Intermediary Compensation

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

GEQIXSUMMPROS

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